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                                                                       EXHIBIT 1
                                                                       ---------

                      SCHEDULE 13D JOINT FILING AGREEMENT


     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                                  * * * * * *

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     In Witness Whereof, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date: January 2, 2001

                         M-FOODS INVESTORS, LLC

                         By:  Vestar Capital Partners IV, L.P.
                         Its: Sole Managing Member

                         By:  Vestar Associates IV, L.P.
                         Its: General Partner

                         By:  Vestar Associates Corporation IV
                         Its: General Partner

                         By:  /s/  Jack M. Feder
                             ----------------------------------
                         Name: Jack M. Feder
                         Its:  Managing Director/General Counsel

                         VESTAR CAPITAL PARTNERS IV, L.P.

                         By:  Vestar Associates IV, L.P.
                         Its: Sole General Partner

                         By:  Vestar Associates Corporation IV
                         Its: General Partner

                         By:   /s/ Jack M. Feder
                             ----------------------------------
                         Name:  Jack M. Feder
                         Its:   Managing Director/General Counsel

                         VESTAR ASSOCIATES IV, L.P.

                         By Vestar Associates Corporation IV
                         Its: General Partner

                         By:   /s/ Jack M. Feder
                             ------------------------------------
                         Name:  Jack M. Feder
                         Its:   Managing Director/General Counsel

                         VESTAR ASSOCIATES CORPORATION IV

                         By:   /s/ Jack M. Feder
                             ------------------------------------
                         Name:  Jack M. Feder
                         Its:   Managing Director/General Counsel


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                         MARATHON FUND LIMITED PARTNERSHIP IV

                         By:  Miltiades LLC
                         Its: Sole General Partner

                         By:  /s/ Michael S. Israel
                              ---------------------------
                         Name:  Michael S. Israel
                         Its:   Authorized Member

                         MILTIADES LLC

                         By:  /s/ Michael S. Israel
                             ---------------------------
                         Name: Michael S. Israel
                         Its:  Authorized Member


                           /s/ Gregg A. Ostrander
                         ---------------------------
                         Name: Gregg A. Ostrander

                           /s/ John D. Reedy
                         ---------------------------
                         Name: John D. Reedy

                          /s/ Bill L. Goucher
                         ---------------------------
                         Name: Bill L. Goucher

                           /s/ James D. Clarkson
                         ---------------------------
                         Name: James D. Clarkson


                           /s/ Bradley L. Cook
                         ---------------------------
                         Name: Bradley L. Cook

                           /s/ Max Hoffmann
                         ---------------------------
                         Name: Max Hoffmann


                           /s/ Harold D. Sprinkle
                         ---------------------------
                         Name: Harold D. Sprinkle


                           /s/ James Mohr
                         ---------------------------
                         Name: James Mohr


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                         4J2R1C Limited Partnership

                           /s/ Jeffrey J. Michael
                         ---------------------------
                         Name: Jeffrey J. Michael
                         General Partner

                           /s/ James H. Micheal
                         ---------------------------
                         Name: James H. Michael
                         General Partner

                         3J2R Limited Partnership

                           /s/ Jeffrey J. Michael
                         ---------------------------
                         Name:  Jeffrey J. Michael
                         General Partner